Sage ESG Intermediate Credit ETF

GUDB

a series of Northern Lights Fund Trust IV (the “Trust”)

Supplement dated October 29, 2020

to the Fund’s Summary Prospectus dated May 28, 2020 and the Fund’s, Prospectus and Statement of Additional Information (“SAI”) dated December 2, 2019, as amended

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The Fund is no longer using Sustainalytics as its provider of data regarding environmental, social and governance criteria.

The first three paragraphs under the heading “Principal Investment Strategies” on page 1 of the Summary Prospectus are replaced with the following:

The Fund generally will invest at least 80% of its total assets in the component securities of the Index. The Index consists of corporate bonds selected from the Bloomberg Barclay’s Capital U.S. Intermediate Credit Bond Index that meet environmental, social and governance (“ESG”) criteria developed by the Fund’s investment adviser, Sage Advisory Services LTD Co. (“Sage” or the “Adviser”).

The index provider, which is the Adviser, created and maintains the Index by using a proprietary framework, the Sage Leaf Score, to assign each issuer of bonds in the Bloomberg Barclay’s Capital U.S. Intermediate Credit Bond Index a score from 1 to 5. The ESG integration process relies on the Sage Leaf Score framework developed by the Adviser to assign each fixed income issuer an ESG score. Although a company may be a leader among its peer group, the sector and industry in which it operates may expose it to risks that cannot be mitigated through company management. By combining ESG macro industry risk analysis with a company-level sustainability evaluation, Sage bridges this gap with the proprietary Sage ESG Leaf Score. The Sage ESG Leaf Score, which is based on a 1 to 5 scale (with 5 leaves representing ESG leaders), makes it easy for investors to compare a company in, for example, the energy industry to a company in the technology industry. To be eligible for inclusion in the Index, an issuer must have a minimum Sage ESG Leaf Score of 3 or above.

The Sage ESG Leaf score provides an assessment of industry ESG-related risks and material financial challenges that may accrue from them for each company within our investment universe. The issuer-level analysis initially focuses on an evaluation of the key sustainability metrics for each company within its specified industry. This company information is then compared to each industry peer group, which informs our ranking of leaders to laggards within the industry. The Adviser then applies ESG momentum analysis which is an evaluation of each company’s past sustainability trends and its forward trajectory signaling whether a company’s ESG risk profile is either improving or deteriorating. The final screen process focuses on ESG controversy analysis. Through this process, the Adviser evaluates each company’s business incident and event related risk management efforts and transparency to round out its comprehensive ESG assessment. In addition to the information provided by the Sage in-house research team, multiple independent data sources are utilized.

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The first three paragraphs under the heading “Principal Investment Strategies” on page 6 of the Statutory Prospectus are replaced with the following:

The Fund generally will invest at least 80% of its total assets in the component securities of the Index. The Index consists of corporate bonds selected from the Bloomberg Barclay’s Capital U.S. Intermediate Credit Bond Index that meet environmental, social and governance (“ESG”) criteria developed by the Fund’s investment adviser, Sage Advisory Services LTD Co. (“Sage” or the “Adviser”).

The index provider, which is the Adviser, created and maintains the Index by using a proprietary framework, the Sage Leaf Score, to assign each issuer of bonds in the Bloomberg Barclay’s Capital U.S. Intermediate Credit Bond Index a score from 1 to 5. The ESG integration process relies on the Sage Leaf Score framework developed by the Adviser to assign each fixed income issuer an ESG score. Although a company may be a leader among its peer group, the sector and industry in which it operates may expose it to risks that cannot be mitigated through company management. By combining ESG macro industry risk analysis with a company-level sustainability evaluation, Sage bridges this gap with the proprietary Sage ESG Leaf Score. The Sage ESG Leaf Score, which is based on a 1 to 5 scale (with 5 leaves representing ESG leaders), makes it easy for investors to compare a company in, for example, the energy industry to a company in the technology industry. To be eligible for inclusion in the Index, an issuer must have a minimum Sage ESG Leaf Score of 3 or above.

The Sage ESG Leaf score provides an assessment of industry ESG-related risks and material financial challenges that may accrue from them for each company within our investment universe. The issuer-level analysis initially focuses on an evaluation of the key sustainability metrics for each company within its specified industry. This company information is then compared to each industry peer group, which informs our ranking of leaders to laggards within the industry. The Adviser then applies ESG momentum analysis which is an evaluation of each company’s past sustainability trends and its forward trajectory signaling whether a company’s ESG risk profile is either improving or deteriorating. The final screen process focuses on ESG controversy analysis. Through this process the Adviser evaluates each company’s business incident and event related risk management efforts and transparency to round out our comprehensive ESG assessment. In addition to the information provided by the Sage in-house research team, multiple independent data sources are utilized.

The indicators that are analyzed are:

1.	News screening: Controversy analysis begins with news screening to capture news that may pose ESG risks for issuers. A daily news screen of the research universe is conducted by a dedicated team of analysts who screen reputable international and local media sources, social media, specialized publications and non-government organizations.

2.	Incidents: A news report of an issuer’s alleged or actual misconduct with ESG implications is processed as an Incident within 48 hours. An Incident is assessed on two criteria – stakeholder impact and reputation risk. Incidents are the building blocks of our controversy analysis, and their scores form the base of our controversy rating. All Incidents are dated and geographically pinned. An ESG Rating Report of an issuer with controversies will display a timeline chart of incidents.

3.	Events: An Event is a set of incidents that refer to one ESG issue. An Event assessment applies additional layers of assessment criteria to the Incident scores to arrive at a fuller assessment. Examples are business risks, frequency of incidents and the issuer’s management of the ESG issue, including its response to certain incidents. An Event is rated and this rating feeds directly into the Controversy Rating.
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4.	Controversies: A Controversy is a set of Events under one ESG topic that are structured based on stakeholder impact. There is no additional assessment applied at the Controversy level. The Controversy Rating assumes the most severe rating of all Events under the Controversy indicator. A Controversy indicator is also rated and each rating is equivalent to a raw score with an assigned weight. The weighted score of the Controversy indicator feeds directly into the ESG Rating.

All other principal investment strategy disclosures in the Summary Prospectus and Statutory Prospectus remain unchanged.

Ryan O’Malley has been removed as a portfolio manager for the Fund. Emma Harper, ESG Research Analyst of the Adviser, will serve as a portfolio manager. All refences to Mr. O’Malley are removed from the Prospectus and SAI. The Fund’s investment objective and principal risks have not changed. The Fund’s principal investment strategies are changed only to the extent described above.

Prospectus

The sections titled “Portfolio Managers” on pages 5 and 10 are amended to include the following information regarding Emma Harper:

Portfolio Managers: Robert Smith, President and Chief Investment Officer of the Adviser; Thomas Urano, Principal and Managing Member of the Adviser; and Emma Harper, ESG Research Analyst of the Adviser, are the lead portfolio managers of the Fund. Nicolas Erickson, Assistant Vice President of Portfolio Management of the Adviser, and Komson Silapachai, Vice President of Research & Portfolio Strategy of the Adviser, also serve as portfolio managers of the Fund. Each portfolio manager has served the Fund as a portfolio manager since it commenced operations in October 2017 with exception of Ms. Harper, who joined the team in 2020.

Additionally, the section titled “Portfolio Managers” on page 10 is amended to include the following information regarding Emma Harper:

Emma Harper has served as an ESG Research Analyst at Sage since June 2018.  Prior to joining Sage, she began her career in 2013 in Retail Management and Product Administration, where she worked as an Assistant Buyer for Neiman Marcus and Stage Stores for 3 years. She was accepted to the Master of Business Administration program at Southern Methodist University as a Forte Fellow and graduated with a concentration in Finance in May of 2018. During her time in school she worked in Private Wealth Management for Goldman Sachs and Tolleson Wealth Management.

Statement of Additional Information

The section titled “Portfolio Managers” on page 16 is amended to add the information regarding Emma Harper:

Emma Harper serves as a portfolio manager of the Funds. As of August 312020, she is responsible for the portfolio management of the following types of accounts in addition to the Fund:

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Emma Harper

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	0
Other Pooled Investment Vehicles	0	$0	0	0
Other Accounts	21	$44	0	0

Additionally, the sections titled “Compensation” and “Ownership of Securities” on page 17 are amended to include the following information regarding Emma Harper:

Ms. Harper is compensated through salary and discretionary bonus.

The following table shows the dollar range of equity securities beneficially owned by the portfolio manager in each Fund as of August 31, 2020.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Sage ESG Intermediate Credit ETF
Emma Harper	$1 - $10,000

This Supplement, the Fund’s Summary Prospectus dated May 28, 2020, the Fund’s Prospectus, and Statement of Additional Information, dated December 2, 2019, as amended February 21, 2020 provide information that you should know before investing in the Fund and should be retained for future reference. The Summary Prospectus, Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling 1-888-724-3911.

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